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                               PACTIV CORPORATION
                           SUBSIDIARIES AND AFFILIATES
                             AS OF DECEMBER 31, 2006


PACTIV CORPORATION (DELAWARE)

798795 Ontario Limited (Ontario) .........................................   100
     Pactiv Canada, Inc. (Ontario) .......................................   100
Central de Bolsas (Mexico) ............................................... 99.99
     Pactiv Corporation owns > 99.99%; Pactiv International Holdings, Inc., owns < 0.01%)
     Subsidiaries of Central de Bolsas
          CJA Linea 4, S.A. de C.V. ...................................... 99.98
          (Central de Bolsas owns 99.98%; Pactiv International Holdings,
          Inc., owns 0.02%)
          Grupo Corporativo Jaguar, S.A. de C.V. ......................... 99.99
          (Central de Bolsas owns > 99.99%; CJA Linea 4, S.A. de C.V. owns
          < 0.01%)
          R.H. Jaguar, S.A. de C.V. ......................................    98
          (Central de Bolsas owns 98%; Servicios Industriales Jaguar, S.A.
          de C.V. owns 2%)
          Servicios Industriales Jaguar, S.A. de C.V. .................... 99.99
          (Central de Bolsas owns > 99.99%; CJA Linea 4, S.A. de C.V. owns
          < 0.01%)
          Servicio Terrestre Jaguar, S.A. de C.V. ........................ 99.99
          (Central de Bolsas owns > 99.99%; CJA Linea 4, S.A. de C.V. owns
          < 0.01%)
Counce Finance Corporation (Delaware) ....................................   100
E-Z Por Corporation (Delaware) ...........................................   100
EKCO Products, Inc. (Illinois) ...........................................   100
Montana Industries, Inc. (Delaware) ......................................   100
Newspring Canada, Inc. (Ontario) .........................................   100
Newspring Industrial Corp. (New Jersey) ..................................   100
Pactiv Asia Corporation (Delaware) .......................................   100
Pactiv Asia PTE Ltd. (Singapore) .........................................   100
     Subsidiaries of Pactiv Asia PTE Ltd
     Pactiv (Dongguan) Packaging Co., Ltd. (Peoples Republic of China) ...    51
     (Pactiv Asia PTE Co. Ltd. owns 51%; Dongya Packaging (Dongguan) Co.
     Ltd., an unaffiliated company, owns 49%)
     Zhejing Zhongbao Packaging (Peoples Republic of China) ..............  62.5
     (Pactiv Asia PTE Co. Ltd. owns 62.5%; non-affiliates own 37.5%)
     Subsidiaries of Zhejing Zhongbao Packaging
     Suzhou Pactiv Packaging (China) .....................................   100
Pactiv Business Services Holdings LLC (Delaware) .........................   100
     Pactiv Business Services LLC (Delaware) .............................   100
Pactiv Chile Holdings Inc. (Delaware) ....................................   100
Pactiv CPI Holding Company (Delaware) ....................................   100
Pactiv Deutschland Holdinggesellschaft mbH (Germany) .....................   100
     Subsidiaries of Pactiv Deutschland Holdinggesellschaft mbH
     Omni-Pac Ekco GmbH &Co. KG Verpackungsmittel
     (Germany) ...........................................................   100
     (Pactiv Deutschland Holdinggesellschaft mbH is the Limited Partner;
     Omni-Pac Ekco Verpackungsmittel Verwaltungsgesellschaft mbH is the
     General Partner)

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
     Subsidiaries of Omni-Pac Ekco Gmbh & Co. KG Verpackungsmittel
          Omni-Pac Poland SP Z.O.O. (Poland) .............................   100
     Omni-Pac Ekco Verpackungsmittel Verwaltungsgesellschaft mbH
     (Germany) ...........................................................   100
     Omni-Pac GmbH & Co. KG Verpackungsmittel (Germany) ..................   100
          (Pactiv Deutschland Holdinggesellschaft mbH is the Limited
          Partner; Omni-Pac Verpackungsmittel Verwaltungsgesellschaft
          mbH is the General Partner)
          Subsidiaries of Omni-Pac Gmbh & Co. KG Verpackungsmittel
               Omni-Pac ApS (Denmark) ....................................   100
               Omni-Pac A.B. (Sweden) ....................................   100
     Omni-Pac Verpackungsmittel Verwaltungsgesellschaft mbH
     (Germany) ...........................................................   100
     Subsidiaries of Omni-Pac Verpackungsmittel Verwaltungsgesellschaft mbh
          Omni-Pac GmbH & Co. KG Verpackungsmittel (Germany) .............     0
          (Pactiv Deutschland Holdinggesellschaft mbH is the Limited
          Partner; Omni-Pac Verpackungsmittel Verwaltungsgesellschaft
          mbH is the General Partner)
          Subsidiaries of Omni-Pac Gmbh & Co. KG Verpackungsmittel
               Omni-Pac ApS (Denmark) ....................................   100
               Omni-Pac A.B. (Sweden) ....................................   100
Pactiv Europe B.V. (Netherlands) .........................................   100
     Pactiv International Finance B.V.(1) ................................   100
Pactiv Factoring LLC (Delaware) ..........................................   100
     Pactiv RSA LLC (Delaware) ...........................................   100
Pactiv Forest Products GmbH (Germany) ....................................   100
Pactiv Germany Holdings Inc. (Delaware) ..................................   100
Pactiv Hungary Holdings Inc. (Delaware) ..................................   100
Pactiv International Business Development Limited
     (Delaware) ..........................................................   100
Pactiv International Holdings Inc. (Delaware) ............................   100
     Subsidiaries of Pactiv International Holdings Inc.
     Central de Bolsas (Mexico) .......................................... < .01
     (Pactiv Corporation owns > 99.99%; Pactiv International
     Holdings, Inc., owns < 0.01%)
     Ha'Lakoach Ha'Neeman H' Sheeshim Ou'Shenayim Ltd.
     (Israel) ............................................................   100
     Pactiv de Mexico, S. de R.L. C.V. (Mexico) .......................... 99.99
     (Pactiv International Holdings Inc. owns > 99.99%; Pactiv
     Corporation owns < 0.01%)
     Subsidiaries of Pactiv de Mexico, S. de R.L. C.V.
          Servicios de Integrales de Operacion S.A. de C.V. .............. 99.99
          (Pactiv de Mexico, S. de R.L. C.V. owns > 99.99%;
          Pactiv Corporation owns < 0.01%)
Pactiv Irish Holding Company Limited (Ireland)(2) ........................   100
          Pactiv Irish Finance Company (Ireland)(3) ......................   100
Pactiv Leasing Company (Delaware) ........................................   100
Pactiv Management Company LLC (Delaware) .................................   100
Pactiv de Mexico, S. de R.L. C.V. (Mexico) ...............................  0.01
     (Pactiv Corporation owns < 0.01%; Pactiv International
     Holdings Inc. owns > 99.99%)
Pactiv NHC Inc. (Nevada) ..................................................  100
Pactiv Retail Receivables Company (Delaware) ..............................  100

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(1)In dissolution.

(2)In dissolution.

(3)In dissolution.

                                       2
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
Pactiv Romania Holdings Inc. (Delaware) ................................     100
Pactiv Sales Company LLC (Delaware) ....................................     100
PCA West Inc. (Delaware) ...............................................     100
     Coast-Packaging Company (California General
     Partnership) ......................................................      50
     (PCA West Inc. owns 50%, as General Partner; J.G.
     Haddy Sales Company, an unaffiliated company, owns
     50%, as General Partner)
PT Properties LLC (Delaware) ...........................................     100
Tenneco Inc. (Nevada)(4) ...............................................     100
The Baldwin Group Ltd. (United Kingdom) ................................     100
     Subsidiaries of The Baldwin Group Ltd.
     J & W Baldwin (Holdings) Ltd. (United Kingdom) ....................     100
          Subsidiaries of J&W Baldwin (Holdings) Ltd.
               Alpha Products (Bristol) Limited (United
               Kingdom) ................................................     100
               Baldwin Packaging Limited (United Kingdom) .............. > 99.99
               (J&W Baldwin (Holdings) Ltd. owns > 99.99%;
               The Baldwin Group, Ltd. owns < 0.01%)
               Subsidiaries of Baldwin Packaging Limited
                    J&W Baldwin (Manchester) Limited (United
                    Kingdom) ........................................... > 99.99
                    (Baldwin Packaging Limited owns > 99.99%;
                    The Baldwin Group, Ltd. owns < 0.01%)
                    Jiffy Rugated Products Limited (United
                    Kingdom) ........................................... > 99.99
                    (Baldwin Packaging Limited owns > 99.99%;
                    The Baldwin Group, Ltd. owns < 0.01%)
               Brucefield Plastics Limited (Scotland) ..................     100
               Coastal Packaging Ltd. (United Kingdom) .................     100
               Pactiv (Caerphilly) Limited (United Kingdom) ............     100
               Pactiv (Films) Limited (United Kingdom) .................     100
               Pactiv (Livingston) Limited (United Kingdom) ............     100
               Pactiv (Stanley) Limited (United Kingdom) ...............     100
               Pactiv Packaging Limited (United
               Kingdom) ................................................ > 99.99
               (J&W Baldwin (Holdings) Ltd. owns > 99.99%; The
               Baldwin Group, Ltd. owns < 0.01%)
               Pentland Packaging Limited (Scotland) ...................   99.99
               (J&W Baldwin (Holdings) Ltd. owns 99.99%; The
               Baldwin Group, Ltd. owns 0.01%)
               Polbeth Packaging (Corby) Limited (Scotland) ............     100
               Prempack Limited (United Kingdom) .......................     100
               R&H Robinson (Sheffield) Ltd.
               (United Kingdom) ........................................     100
     J&W Baldwin (Manchester) Limited (United
     Kingdom) ..........................................................  < 0.01
     (The Baldwin Group Ltd. owns less than 0.01%; Baldwin Packaging
     Limited owns > 99.99%)
     Jiffy Rugated Products Limited (United Kingdom) ...................  < 0.01
     (The Baldwin Group, Ltd. owns less than 0.01%; Baldwin Packaging
     Limited owns > 99.99%)
     Omni-Pac UK Limited (United Kingdom) ..............................     100
     Pactiv Packaging Limited (United Kingdom) .........................  < 0.01
     (The Baldwin Group Ltd. owns less than 0.01%; J&W Baldwin

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(4)In dissolution.

     (Holdings) Limited owns > 99.99%)
     Pentland Packaging Limited (Scotland) ......................... .... < 0.01
     (The Baldwin Group Ltd. owns less than 0.01%; Baldwin Packaging Limited owns > 99.99%)
     Pactiv Limited (United Kingdom) ....................................    100
The Corinth and Counce Railroad Company
     (Mississippi) ......................................................    100
     Valdosta Southern Railroad Company (Florida) .......................    100

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